Exhibit 99.1

OMNIQ Corp. Introduces SeeHOV™ AI- Machine Vision Solution for High Occupancy Vehicle (HOV) Violation Detection

●	System detects the number of human occupants inside vehicles and differentiates between human passengers and dummies
●	Utilizing Deep learning networks with multi-spectrum analysis
●	Solution is Integrated into OMNIQ’s Smart City and traffic management systems
●	Authorities in the U.S. and Israel expected to initiate installations during 2020
●	Patent filed with the U.S. Patent and Trademark Office

Salt Lake City, UT (April 24, 2020) – OMNIQ Corp. (OTCQB: OMQS) (“OMNIQ”, “the Company”) introduces SeeHOV™, an AI-Machine Vision-based, state-of-the art solution for the efficient and accurate detection of vehicle occupants. The Company filed a patent on April 21, 2020 for the solution’s novel method and system (USPTO application No. 63/013,523: “AUTOMATED HOV VIOLATION DETECTION”).

HOV lanes, were created for use by cars carrying more than one occupant, with the goal of increasing average vehicle occupancy to reduce traffic congestion and air pollution. Historically, HOV violation enforcement has been a manual process, with few available commercial systems that successfully automate the process. Under existing protocols, police officers observe vehicles using the HOV lane and pull over drivers who appear to be alone. This can be a difficult and dangerous task as it requires that police vehicles accelerate to highway speeds, merge into busy traffic, and issue side-of-the-road citations and these challenges limit the enforcement of HOV lanes, resulting in their abuse by drivers. For example, according to the California Highway Patrol, up to 39 percent of the cars in a diamond lane during peak commute times contain only one passenger, in violation of HOV requirements. In addition to promoting the safety of traffic officers, a machine-to-machine solution enables the capture of revenue lost when a traffic stop doesn’t occur. SeeHOV™ implements AI and deep learning to provide an accurate, reliable automated solution that records the violation and generates a ticket.

The U.S. Department of Transportation, Federal Highway administration (https://ops.fhwa.dot.gov/freewaymgmt/hov.htm), estimates that there over 350 HOV facilities across the U.S., covering over 3,300 miles - and growing. Automated violation detection systems are in high demand, with State agencies testing new technologies in an effort to address the issue, aiming at high detection accuracy and lowering equipment costs, while maintaining the safety and privacy of the occupants. HOV violation detection systems are also required worldwide, such as a new tender for the Ministry of Transportation in Israel that is planning to automate its newly constructed HOV lanes.

OMNIQ’s unique SeeHOV™ solution is based on an array of cameras and Infrared illumination units and uses multi-spectrum analysis of the reflected illumination to detect the occupant number combining image processing algorithms with deep learning networks. The system differentiates between human passengers and dummies, a practice used by drivers violating the multi-passenger HOV requirement. Together with an OMNIQ-made License Plate Reader, the system transmits violation data to a central control station. The violation ticket is then processed using OMNIQ’s cloud based solution for permits, enforcement and revenue control system (PERCS).

Shai Lustgarten, CEO of OMNIQ Corp., commented, “This is a major scientific and commercial milestone in transforming OMNIQ into a worldwide leader in providing AI-Machine Vision based solutions for verticals like Smart City, Safe City, Automation of parking and supply chain. We’re excited to introduce our new SeeHOV™ solution with cutting edge, proprietary AI-Machine vision technology, which enables the efficient monitoring and ticketing of drivers violating HOV requirements resulting in better traffic flow on crowded roads and highways. With its ability to automatically count the occupants inside vehicles, without utilizing an actual traffic stop, this technology is revolutionizing HOV enforcement by improving the performance of the detection systems and enhancing the affordability of these systems. Our SeeHOV™ systems is part of the Company’s solution for Smart City traffic management cloud based systems.

As more and more cities, states and countries adopt the Smart City model, the monitoring and maintenance of HOV lanes, route management and the enforcement of traffic regulations will increasingly rely on automation. SeeHOV™ is a compatible solution easily integrated into existing or new Smart City systems, providing an attractive and cost-effective solution for municipalities worldwide.”

About OMNIQ Corp.

OMNIQ Corp. operates two divisions, HTS Image Processing and Quest Solution. HTS Image Processing is a leading provider of computer vision image processing-based solutions using patented and proprietary AI technology to provide real-time surveillance and monitoring for homeland security, traffic & parking management, law enforcement and access control applications as well as supply chain management.

Quest Solution provides supply chain solutions, specializing in the design, deployment and management of enterprise mobility solutions including Automatic Identification and Data Capture (AIDC), Mobile Cloud Analytics, RFID (Radio Frequency Identification), and proprietary Mobility software. The Company’s mobility products and services offering is designed to identify, track, trace, share and connect data to enterprise systems such as CRM or ERP solutions. OMNIQ’s customers are leading Fortune 500 companies from several sectors including manufacturing, retail, distribution, food/beverage, transportation and logistics, healthcare and chemicals/gas/ oil.

Information about Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate”, “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting Quest Solution, Inc. please refer to the Company’s recent Securities and Exchange Commission filings, which are available at http://www.sec.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Investor Contact:

John Nesbett/Jen Belodeau

IMS Investor Relations

203.972.9200

jnesbett@institutionalms.com